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                                                                   Exhibit 10.1

                           PATENT LICENSE AGREEMENT

     THIS PATENT LICENSE AGREEMENT (hereinafter "AGREEMENT"), effective as of March 28, 1999, is made and entered into by and between SI DIAMOND TECHNOLOGY, INC., a corporation organized and existing under the laws of the state of Texas, having its principal place of business at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758, United States of America (hereinafter "SIDT") and ************************************************
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********* sometimes each referred to hereinafter as a "party" and sometimes jointly referred to hereinafter as the "parties" to this AGREEMENT.

                              W I T N E S S E T H:

     WHEREAS, SIDT is now the owner of certain existing patents pertaining to electron field emission display technology and expects to obtain further patents to such technology -- such existing and further patents being collectively defined hereinafter as LICENSED PATENTS; and

     WHEREAS, ********* is desirous of acquiring a nonexclusive license, nonassertion and release as hereinafter described under such LICENSED PATENTS, and SIDT is willing to grant such license, nonassertion and release to ********* under the terms and conditions set forth in this AGREEMENT.

     NOW, THEREFORE, in consideration of the foregoing, the covenants herein contained, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, SIDT and ********* agree as follows:

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                                ARTICLE 1 - DEFINITIONS

     In this AGREEMENT, the following capitalized words and phrases shall have the respective meanings as set forth below:

     1.1 "EFFECTIVE DATE" shall mean the date first above written, subject to full execution hereof by the parties.

     1.2 "TERM" shall mean as described in Article 3.1 herein.

     1.3 "SUBSIDIARY" shall mean any corporation, company or other entity as to which a party, now or hereafter at any time during the TERM of this
AGREEMENT:

        (a) owns or controls directly or indirectly more than fifty percent (50%) (by nominal value or number of units) of outstanding stock conferring the right to vote at general meetings; or

        (b) has the right to elect the majority of the board of directors or its equivalent; or

        (c) has the right directly or indirectly to appoint or remove management;

but such corporation, company or other entity shall be deemed to be a subsidiary only so long as such ownership or control exists.

     1.4 "ELECTRON FIELD EMISSION DISPLAY DEVICE" shall mean ****************
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      1.5 "EXCLUDED ELECTRON FIELD EMISSION DISPLAY MODULE" shall mean *******
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     1.6 "EXCLUDED PRODUCTS" shall mean an EXCLUDED ELECTRON FIELD EMISSION
DISPLAY MODULE and a matrix array or regularly arrayed EXCLUDED ELECTRON
FIELD EMISSION DISPLAY MODULES.

     1.7 "LICENSED PRODUCTS" shall mean (a) all electron filed emitting display panels; (b) all ELECTRON FILED EMISSION DISPLAY DEVICES; (c) all products of any form, type or kind having an ELECTRON FIELD EMISSION DISPLAY DEVICE; (d) all elements, parts, components, subassemblies, subsystems, modules, units, accessories and software designed for incorporation or use in or for use with any of the products of foregoing items (a), (b) and (c), wherein this item (d) includes, without limitation, electron emitting devices, phosphors, spacers, acceleration electrode, getter, drive circuit, image interface, control circuit device and electron emitting display panel; and (e) all replacement parts and service parts for any of the foregoing items (a), (b), (c) and (d); and (f) all instrumentalities or aggregate of instrumentalities for use in the manufacture of any of the foregoing items
(a), (b), (c), (d) and (e). The term LICENSED PRODUCTS shall not include the EXCLUDED PRODUCTS.

     1.8 "LICENSED PATENTS" shall mean all patents and patent applications throughout the world, including utility models, design patents and design registrations, and applications therefor (hereinafter in this AGREEMENT referred to as "PATENTS"), which are, now or hereafter at any time during the TERM of this AGREEMENT, owned or controlled or licensable by SIDT and/or any of its SUBSIDIARIES and have one or more claims which cover or are otherwise applicable to the LICENSED PRODUCTS or any method or process involved in

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the manufacture or use thereof; all parents, divisions, continuations and continuations in-part of any of said patent applications, whether so related to said patent applications directly or through one or more intervening patent applications; all patents issuing on any of the foregoing patent applications; and all reissues, reexaminations, renewals and extensions of any of the foregoing patents. LICENSED PATENTS shall include, but shall not be limited to, the patents and patent applications of the United States and other countries listed in attached Exhibit A. For the purpose of this AGREEMENT, the term LICENSED PATENTS shall include all PATENTS, which are, now or hereafter at any time during the TERM of this AGREEMENT, owned or controlled or licensable by SIDT and/or any of its SUBSIDIARIES and cover or are otherwise applicable to the EXCLUDED PRODUCTS or EXCLUDED ELECTRON FIELD EMISSION DISPLAY MODULE if such PATENTS also cover or are otherwise applicable to the LICENSED PRODUCTS or any method or process involved in the manufacture or use thereof.

     1.9 "EMPLOYEE AND/OR CO-OWNED PATENTS" shall mean all PATENTS (a) which are not LICENSED PATENTS and cover or are otherwise applicable to any of (i) LICENSED PRODUCTS, (ii) both of LICENSED PRODUCTS and EXCLUDED PRODUCTS,
(iii) both of LICENSED PRODUCTS and EXCLUDED FIELD ELECTRON EMISSION DISPLAY MODULE and (iv) any method or process involved in the manufacture or use of any of the foregoing and (b) which either (1) claim inventions that are made solely or jointly with a third party by an employee, officer, agent and/or consultant of SIDT or any of its SUBSIDIARIES in, or as a result of, the performance of research, development, technical or other work for or with SIDT or any its SUBSIDIARIES and a third party. The term EMPLOYEE AND/OR CO-0WNED PATENTS shall not included PATENTS (a) which are

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entitled to an arrestive filing date subsequent to the EFFECTIVE DATE of this
AGREEMENT, and (b) which claim inventions that are made after the EFFECTIVE DATE of this AGREEMENT jointly by one or more employees of SIDT or any of its SUBSIDIARIES and a third party in, or as a result of their work in the course of their employment, and (c) which are co-owned by SIDT and/or its SUBSIDIARIES and a third party, and (d) under which SIDT and any of its SUBSIDIARIES do not have the right to grant licenses.


                             ARTICLE 2 - LICENSE GRANT
                             NONASSERTION AND RELEASE

    2.1 Subject to payment to SIDT of the lump sum amount under Article 4, SIDT on behalf of itself and its SUBSIDIARIES hereby grants to ********* **** **************** a fully paid-up, worldwide, royalty-free, irrevocable, perpetual, nonexclusive license (without the right to sublicense) under the LICENSED PATENTS to import, make, have made, use, sell, offer for sale, lease or otherwise dispose of LICENSED PRODUCTS throughout the world and to practice or have practiced throughout the world any method or process is the manufacture or use thereof.

    2.2 The license grant in paragraph 2.1 herein shall extend to all of ******************************** suppliers, distributors, dealers, agents, customers and users (whether direct or indirect) with respect to all LICENSED PRODUCTS which, in whole or in part, are imported, made, have made, used, sold, offered for sale, leased or otherwise disposed of by or for ********* *************************** throughout the world.

    2.3 Subject to payment to SIDT of the lump sum amount under Article 4, as to all LICENSED PRODUCTS which, in whole or in part, are imported, made, have made, used, sold,

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offered for sale, leased or otherwise disposed of by or for *********
******************************************** SIDT on behalf of itself and its
SUBSIDIARIES hereby forever releases and discharges worldwide ********* ************************************ and their respective distributors, dealers, agents, customers and users (whether direct or indirect) from any and all claims which they may now have or which may arise hereafter for alleged infringement, either direct, inducement and/or contributory, of any of the LICENSED PATENTS, and SIDT and its SUBSIDIARIES each hereby forever agrees worldwide not to assert any of the LICENSED PATENTS and forever agrees worldwide not to institute or continue any administrative proceeding or judicial action for infringement, either direct, inducement and/or contributory, based on any of the LICENSED PATENTS, against ********* ****************************, and their respective distributors, dealers, agents, customers and users (whether direct or indirect).

                    ARTICLE 3 - TERM

    3.1 This AGREEMENT shall commence as of the EFFECTIVE DATE and shall continue in full force and effect until expiration of the last to expire of the LICENSED PATENTS, except that the license, nonassertion and release granted in Article 2 herein and Articles 6 and 7 hereof are perpetual and shall survive termination of this AGREEMENT.

                    ARTICLE 4 - PAYMENT

    4.1 In full and complete consideration for the license, nonassertion and release granted in Article 2 and the indemnification under Article 7 herein, agrees to pay SIDT a one time lump sum of Five Million Five Hundred Fifty-five Thousand Five Hundred Fifty-five U.S. Dollars and Fifty-five U.S. Cents (US$5,555,555.55) within fifteen (15)

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days following ********* receipt of the duplicate originals or this agreement duly executed by SIDT. This lump sum shall be paid by wire transfer to the following bank account of SIDT.

            Bank:         Chase Bank Texas
                          PO Box 3558
                          Houston, Texas 77232-3063
ABA Routing Number:       113000609
Account Number:           001-00053751
Account Name:             SI Diamond Technology, Inc.
                          3006 Longhorn Boulevard, Suite 107
                          Austin, Texas 78758

     4.2 All taxes imposed as a result of the existence or performance of this AGREEMENT shall be borne and paid by the party required to do so by applicable law. *******************************************************

                   ARTICLE 5 - WARRANTIES AND DISCLAIMERS

     5.1 SIDT makes the following warranties:

     (a) SIDT and/or its SUBSIDIARIES own the entire right, title and interest in and to the LICENSED PATENTS and the inventions disclosed and claimed therein;

     (b) SIDT has the right to enter into this AGREEMENT with ********* on its own behalf and on behalf of its SUBSIDIARIES;

     (c) there are no liens, conveyances, mortgages, assignments, encumbrances or agreements which would prevent or impair the full and complete exercise of the license, nonassertion and release granted by SIDT and its SUBSIDIARIES under this AGREEMENT;

     (d) SIDT and its SUBSIDIARIES have not entered into and shall not enter into any agreements which would

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interfere with the license, nonassertion and release granted under this
AGREEMENT;

     (e) as to inventions that are made by an employee, officer, agent and/or consultant of SIDT or any of its SUBSIDIARIES and cover or are otherwise applicable to LICENSED PRODUCTS or any method or process involved in the manufacture or use thereof, SIDT and its SUBSIDIARIES shall devote their best efforts so that such inventions and patent applications and patents therefor will be qualified as LICENSED PATENTS;

     (f) SIDT will provide ********* from time to time as ********* may request, and in any event at the end of each calendar year during the TERM of this AGREEMENT, with a latest list of all patents and patent applications throughout the would, including utility models, design patents and design registrations, and applications therefor, which meet the definition on the LICENSED PATENTS and promptly answer to any question from ********* relating to the LICENSED PATENTS; and

     (g) all the PATENTS (1) which have one or more claims that cover or are otherwise applicable to any of (i) LICENSED PRODUCTS, (ii) both of LICENSED PRODUCTS and EXCLUDED PRODUCTS, (iii) both of LICENSED PRODUCTS and EXCLUDED ELECTRON FIELD EMISSION DISPLAY MODULE and (iv) any method or process involved in the manufacture or use any of the foregoing items (i) through
(iii), and (2) which are entitled to an effective filing date on or prior to the EFFECTIVE DATE of this AGREEMENT, and (3) which either describe or disclose inventions made solely by one or more employees, officers, agents and/or consultants of SIDT or any of its SUBSIDIARIES in, or as a result of, the performance of research, development, technical or other work for or with SIDT or any of its SUBSIDIARIES, or describe or disclose inventions made jointly by one or more employees, officers, agents and/or consultants of SIDT or any of its SUBSIDIARIES and a third party or its one or more employees in, or as a

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result of, the performance of research, development, technical or other work for or with SIDT or any of its SUBSIDIARIES or are so-owned with a third party, are licensed and granted ********************************** to in this AGREEMENT as the LICENSED PATENTS defined in paragraph 1.8 hereof.

     5.2 ********* warrants and represents that it has the right to enter into this AGREEMENT on its behalf **********************************.

     5.3 Nothing contained in this AGREEMENT shall be construed as a grant, expressly or impliedly, or any license, nonassertion, release or otherwise by ****************************** to SIDT or its SUBSIDIARIES under any patent, patent application, trademark, tradeenter, copyright, knowhow, or any other intellectual property right owned or controlled in whole or in part, by
**********************************.

     5.4 Nothing herein contained shall be construed as an admission by ********************************** that they have infringed any of the
LICENSED PATENTS or that any of the LICENSED PATENTS are valid and/or enforceable.

     5.5 Nothing in this AGREEMENT shall be construed as conferring an obligation upon SIDT to file any patent application, or to secure any patent or patent right or to maintain any patent in force or to bring or prosecute any action or suit against third parties for infringement; provided, however, that when SIDT or any of its SUBSIDIARIES wishes to abandon or cease the maintenance of any LICENSED PATENT, SIDT shall promptly give notice to ********* in that effect and confirm with ********* its intention as is the disposition of such LICENSED PATENT and when ********* so wishes, SIDT or its SUBSIDIARIES shall assign and transfer such LICENSED PATENT to *********.

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     5.6 Nothing in this AGREEMENT shall be construed as a representation or warranty by SIDT or its SUBSIDIARIES with respect to the validity and/or enforceability of the LICENSED PATENTS, or that the LICENSED PRODUCTS are free of claims of infringement of the intellectual property rights of third parties.

     5.7 EXCEPT AS SPECIFICALLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANT OF ANY KIND, EXPRESS OR IMPLIED (INCLUDING BUT NOT LIMITED TO A WARRANT OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE).

                          ARTICLE 6 - LIMITATIONS

     6.1 No party shall assign or otherwise transfer this AGREEMENT and the rights or obligations under this AGREEMENT without prior written consent of the other party, except a party may assign or otherwise transfer this AGREEMENT and the rights or obligations under this AGREEMENT without prior written consent of the other party to any corporation, company or other entity succeeding to the entire business and assets (including research, development, manufacture and sales) of such party and its SUBSIDIARIES in ELECTRON FILED MISSION DISPLAY DEVICE, provided the assigning or transferring party shall have such corporaties, company or other entity execute and deliver to the other party an instrument in writing agreeing to be bound by the provision of this AGREEMENT.

     6.2 Notwithstanding SIDT's assignment or transfer of this AGREEMENT to any corporation, company or other entity as permitted in paragraph 6.1 herein, SIDT and its SUBSIDIARIES shall remain liable under this AGREEMENT with respect to any PATENTS which fall in the definition of


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LICENSED PATENTS and are thereafter at any time during the TERM of this
AGREEMENT owned or controlled or licensable by SIDT and/or its SUBSIDIARIES, and the provisions of this AGREEMENT (including the license, nonassertion and release of Article 2 and the indemnification under Article 7) shall apply with respect to such PATENTS.

    6.3 SIDT and its SUBSIDIARIES shall not assign or transfer, or grant any right under the LICENSED PATENTS unless, prior to such assignment or transfer, or grant, SIDT or its SUBSIDIARIES notifies the assigned, transferee or grantee of the license, nonassertion and release granted to ********** ********* ********** under the LICENSED PATENTS in this AGREEMENT, and such assignment or transfer, or grant is expressly made subject to such license, nonassertion and release granted to ********** **************. SIDT and its SUBSIDIARIES shall have such assignee or licensee of any such LICENSED PATENTS execute and deliver to ********* an instrument in writing agreeing to the license, nonassertion and release granted to ********** ****** ***** under such LICENSED PATENTS in this AGREEMENT.

    6.4 This AGREEMENT constitutes the entire understanding and agreement of the parties pertaining to the matters set forth herein, and supersedes all prior agreements, proposals, understandings, negotiations and discussions of the parties regarding the subject matter thereof.

    6.5 No amendment, supplement, modification or waiver of this AGREEMENT shall be binding unless executed in writing by authorized representatives of both parties.


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    6.6 This AGREEMENT shall be executed in duplicate, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

    6.7 All notices which may be or are required to be given under this AGREEMENT shall be in writing and shall be deemed given ten (10) days after posting by registered or certified air mail, postage prepaid, addressed to the addresses specified below or such changed address as the addressee shall be specifically provided by notice given in conformity with this paragraph.

    Notice to SIDT shall be addressed as follows:
         Dr. Zvi Yaniv
         President
         SI Diamond Technology, Inc.
         3006 Longhorn Blvd., Suite 107
         Austin, Texas 78750 U.S.A.

    Notice to ********* shall be addressed as follows:
         ************* ***************
         ************* ***************
         ************* ***************
         ************* ***************
         ************* ***************
         ************* ***************

    6.8 This AGREEMENT shall be construed by and interpreted in accordance with the laws of the state of New York, United States of America, exclusive of its choice of law provisions. All questions concerning the construction or effect of patent applications and patents shall be decided in accordance with the laws of the country in which the particular patent application or patent concerned has been filed or granted, as the case may be.


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                         ARTICLE 7 -- INDEMNIFICATION

    7.1 SIDT on behalf of itself and its SUBSIDIARIES hereby indemnifies **** ***** ***** for each of the following:

    (a) all payments made to any third party for any license granted to ******* by said third party under one or more of the EMPLOYEE AND/OR CO-OWNED PATENTS; and

    (b) all damages awarded against ********* in any legal action for infringement of one or more of the EMPLOYEE AND/OR CO-OWNED PATENTS.

    7.2 ******************** shall give SIDT ninety (90) days advance written notice prior to taking action for a claim for indemnification under paragraph
7.1 herein.

                           ARTICLE 8 -- CONFIDENTIALITY


    8.1 SIDT, **************, employees, officers and directors shall keep the terms of this AGREEMENT confidential except;

    (a) with the prior written consent of the other party; or

    (b) as may be required under law for the legal enactment or performance of the terms and conditions of this AGREEMENT; or

    (c) as otherwise may be required by law or as may be ordained by a court or competent jurisdiction or other governmental or quasi governmental authority.

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    8.2 In no event shall the provisions of paragraph 8.2 herein be construed to prevent either party from referring only to the existence of this AGREEMENT.

    8.3 **********************************************************************
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    IN WITNESS WHEREOF, this AGREEMENT has been duly executed by the parties to be effective as of the effective DATE.


SI DIAMOND TECHNOLOGY, INC.            ************* ****

By: /s/ Marc W. Eller                  By: /s/ *********
    -----------------------                -------------------------

Title: CHAIRMAN & CEO                  Title: *********
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